Santander Holdings USA, Inc.

1Q11 Investor Update

June 2011

Sovereign

Santander

Disclaimer

Banco Santander, S.A. ("Santander"), Santander Holdings USA, Inc. ("SHUSA"), Sovereign Bank ("Sovereign"), and Santander Consumer USA, Inc. ("SCUSA") caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2010 and other filings and reports with the Securities and Exchange Commission of the United States of America (the "SEC"), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements.

The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment.

The information in this presentation is not intended to constitute "research" as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor's own objectives, experience, and resources.

In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever.

No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption there from. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000.

In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.

Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event tat any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

SHUSA Investment Highlights

1 **Solid Profit Generation**

Net revenue increased 8.1% from 4Q10; $494 million pre-tax income in 1Q11 – 34.8% increase from 4Q10

2 **Continued Improvement in Credit Trends**

14.5% decline in NPL in 1Q11; 26.6% Texas ratio; 46.7% improvement in reserve coverage*

3 **Solid Capital Ratios far above Well-Capitalized Standards**

Tier 1 Common 7.9% for SHUSA; Tier 1 RBC 13.6% for Sovereign Bank

4 **Strong Holding Company and Subsidiary Liquidity Position**

Core deposit franchise at Bank; Access to markets; Dividends from SCUSA

5 **Debt Rating Improvement**

In April, Moody's raised Sovereign Bank's Long-term/Short-term ratings to A2/P1

* For Non-GAAP-to-GAAP reconciliation of Texas Ratio please see Appendix
Reserve coverage defined as ALLL/NPL

Profitability: 1Q11 Pre-Tax Income of $494 million

Continuous earnings improvement

US $ Millions


Net Interest Income
1,200
1,000
800
600
400
200
0
$758
$810
$879
$952
$983
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA
Bank
SCUSA


Pre-Tax Pre-Provision Income *
1,000
900
800
700
600
500
400
300
200
100
0
$548
$647
$763
$688
$802
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA
Bank
SCUSA


Pre-Tax Income
800
600
400
200
0
-200
-400
$135
$210
$307
$366
$494
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA
Bank
SCUSA


Net Income
800
600
400
200
0
-200
-400
$93
$144
$220
$602
$317
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA

* For Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income please see Appendix

SHUSA Average Balance Sheet

(US $ millions)	Q1 2011		Q4 2010		Change	
	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate
Deposits and investments	$ 14,992	3.17%	$ 13,725	3.04%	$ 1,267	0.13%
Self Originated MBS portfolio	709	3.91%	1,420	4.28%	(711)	-0.37%
Loans (non-run off portfolio)	63,372	7.38%	60,859	7.35%	2,513	0.03%
Loans (run off portfolio)	3,274	6.04%	3,757	5.92%	(483)	0.12%
Allowance for loan losses	(2,203)	—	(2,215)	—	12	—
Other assets	11,539	—	11,448	—	91	—
TOTAL ASSETS	$ 91,683	5.87%	$ 88,994	5.82%	$ 2,689	0.05%
Core deposits	30,786	0.35%	30,147	0.34%	639	0.01%
Term and govt deposits and cust repos	11,775	1.01%	11,377	0.96%	398	0.05%
Wholesale deposits	1,867	0.47%	760	1.29%	1,107	-0.82%
Borrowed funds	32,359	3.48%	33,481	3.36%	(1,122)	0.12%
Other liabilities	3,422	—	2,302	—	1,120	—
Equity	11,474	—	10,927	—	547	—
TOTAL LIABILITIES & SE	$ 91,683	1.49%	$ 88,994	1.51%	$ 2,689	-0.02%
NET INTEREST MARGIN		5.02%		4.94%		0.08%

SHUSA Balance Sheet

Diversified Loan portfolio funded by deposits

$92.5B ASSETS


Other Assets 5%
Cash 4%
Investments 15%
Goodwill/ CDI 5%
Other Loans 4%
Auto 18%
C&I 11%
Home Equity 8%
CRE 12%
Multi-family 7%
Residential 13%

$80.9B LIABILITIES
$11.6B EQUITY


Other Liabilities 3%
Equity 12%
Deposits 51%
Other Borrowings 23%
FHLB Borrowings 11%

SHUSA Credit: Asset Quality Trend

Consistent reduction in NPLs



Non-Performing Loans
US $ Millions
$2,991
$2,808
$2,806
$2,726
$2,331
1Q10
2Q10
3Q10
4Q10
1Q11
Nonaccrual



Non-Performing Loans
5.1%
4.8%
4.4%
4.2%
4.0%
4.3%
4.1%
3.9%
3.8%
3.5%
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL Bank level data

SHUSA Credit: Charge-Offs & Recoveries

Continuing improvement in charge-offs and recoveries

Gross Charge-Offs & Recoveries


US $ Millions
$433
$365
$369
$345
$330
($89)
($78)
($58)
($74)
($84)
1Q10
2Q10
3Q10
4Q10
1Q11
Gross Charge-Offs
Gross Recoveries

Net Charge-Offs (Annualized)


2.34%
1.97%
1.94%
1.67%
1.48%
1Q10
2Q10
3Q10
4Q10
1Q11

SHUSA Credit: Loss Coverage Improvement

Coverage ratios are improving

Reserve Coverage (ALLL/NPL)


94.7%
80.6%
77.4%
73.6%
74.5%
72.8%
74.2%
74.6%
71.5%
64.6%
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA
Peers

ALLL/(NPL + 90DPD Accruing)


94.7%
80.6%
76.7%
72.2%
64.0%
63.3%
63.0%
62.1%
61.0%
58.9%
1Q10
2Q10
3Q10
4Q10
1Q11
SHUSA
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL Bank level data

SHUSA Credit: Loss Coverage Improvement

Ample reserves and capital coverage


Texas Ratio *
= NPA + 90DPD / TE + ALLL
40%
29%
36%
27%
35%
30%
32%
28%
27%
29%
1Q10
2Q10
3Q10
4Q10
1Q11
Texas Ratio
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MI, MTB, PNC, RBS Citizens, RF, STI, TD Bank, USB, VLY, WBS
Source: SNL bank-level data

* Texas Ratio = (Nonperforming Assets + 90DPD) / (Tangible Common Equity + ALLL)
For Non-GAAP-to-GAAP reconciliation of the Texas Ratio, see Appendix.

Capital Ratios: SHUSA

Solid capital ratios far above "Well Capitalized" standards


Tier 1 Common Risk-Based
12%
10%
8%
6%
4%
2%
0%
7.1%
7.6%
7.3%
7.4%
7.9%
1Q10
2Q10
3Q10
4Q10
1Q11


Tier 1 Leverage
12%
10%
8%
6%
4%
2%
0%
8.0%
8.3%
7.9%
8.2%
7.7%
1Q10
2Q10
3Q10
4Q10
1Q11


Tier 1 Risk-Based
12%
10%
8%
6%
4%
2%
0%
9.2%
9.7%
9.3%
9.3%
9.2%
1Q10
2Q10
3Q10
4Q10
1Q11


Total Risk-Based
14%
12%
10%
8%
6%
4%
2%
0%
13.3%
13.6%
12.9%
12.5%
11.9%
1Q10
2Q10
3Q10
4Q10
1Q11

For Tier 1 Common Risk Based Capital calculation, see Appendix.

Sovereign

Santander

Appendix

Sovereign

Santander

SHUSA Non-GAAP to GAAP Reconciliations

$ Millions	1Q10	2Q10	3Q10	4Q10	1Q11
SHUSA Pre-Tax Pre-Provision Income					
Pre-tax income, as reported	$ 135	$ 210	$ 307	$ 366	$ 494
Add back:					
Provision for credit losses	413	437	456	321	308
Pre-Tax Pre-Provision Income	$ 548	$ 647	$ 763	$ 687	$ 802
SHUSA Texas Ratio					
Total Equity	$ 10,275	$ 10,529	$ 10,748	$ 11,261	$ 11,558
Less:					
Goodwill and CDI, net of Deferred Tax Liability	$ (4,155)	$ (4,065)	$ (4,049)	$ (4,033)	$ (4,017)
Preferred Stock	(195)	(195)	(195)	(195)	(195)
Tangible Common Equity	$ 5,925	$ 6,269	$ 6,504	$ 7,033	$ 7,346
Nonperforming Assets	$ 3,128	$ 2,969	$ 3,038	$ 2,949	$ 2,543
Allowance for loan losses	$ 1,932	$ 2,043	$ 2,171	$ 2,197	$ 2,207
90+ DPD accruing	$ 29	$ 23	$ 23	$ -	$ -
Texas Ratio	40.18%	36.00%	35.29%	31.95%	26.62%

SHUSA Tier 1 Common Risk Based Capital Reconciliation

$ Millions	1Q10	2Q10	3Q10	4Q10	1Q11
SHUSA Tier 1 Common Risk Based Capital					
Tier 1 Core Capital	$ 6,254	$ 6,433	$ 6,671	$ 6,907	$ 6,680
Less:					
Preferred Stock	$ (195)	$ (195)	$ (195)	$ (195)	$ (195)
Qualifying Noncontrolling (Minority) Interests	(146)	(147)	(147)	(148)	(148)
Qualifying Trust Preferred Securities	(1,145)	(1,136)	(1,138)	(1,128)	(603)
Tier 1 Common Capital	$ 4,768	$ 4,955	$ 5,191	$ 5,436	$ 5,734
Risk-weighted Assets	$ 67,021	$ 65,391	$ 70,973	$ 73,585	$ 72,278
Tier 1 Common Capital Ratio	7.11%	7.58%	7.31%	7.39%	7.93%

Sovereign

Santander